SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

August 21, 1998
(Date of earliest event reported)

The American Education Corporation
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-11078
(Commission File Number)

84-0838184
(IRS Employer Identification No.)

7506 North Broadway Extension, Suite 505
Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

(405) 840-6031
Registrant's telephone number, including area code

Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership.

Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

Not Applicable.

Item 5.  Other Events.


On August 21, 1998, the Company hired Neil R. Johnson as Chief Financial Officer and Vice President. Immediately prior to being employed by the Company, Mr. Johnson was a principal in L.I.G. Investments, an Oklahoma City investment advisory firm. From 1994-1997, Mr. Johnson was Chief Financial Officer and Treasurer for Unit Parts, Inc., an Oklahoma City based remanufacturer of automotive parts. From 1985-1994, Mr. Johnson was Vice President of Corporate Finance and Treasurer of Doskocil Companies, Inc., a diversified food products manufacturer. Prior to those positions, Mr. Johnson spent twelve years with the public accounting firm of Coopers & Lybrand. Mr. Johnson graduated from Valparaiso University in 1972 with a Bachelor of Science in Business Administration. He is a Certified Public Accountant.

Item 6.  Resignations of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statement and Exhibits.

Not Applicable.

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION


Date: September 28, 1998

By:\s\Jeffrey E. Butler, Sr.
Chairman of the Board of Directors,
President and Chief Executive Officer